ING Life Insurance and Annuity Company

Variable Annuity Account C

Pension IRA

For 1984 Contracts (Prospectus No. PRO.75992-05)

and for 1992, 1994 and 2004 Contracts (Prospectus No. PRO.75988-05)

Supplement dated April 11, 2006

to the Contract Prospectus and Statement of

Additional Information, each dated April 29, 2005, as supplemented

The information in this Supplement updates and amends certain information contained in the Contract Prospectus and Statement of Additional Information (SAI). You should read this Supplement along with the current Contract Prospectus and SAI.

Effective May 1, 2006, AIM V.I. Growth Fund and AIM V.I. Premier Equity Fund will merge into AIM V.I. Capital Appreciation Fund and AIM V.I. Core Equity Fund, respectively. Accordingly, as a result of the merger, all references to AIM V.I. Growth Fund and AIM V.I. Premier Equity Fund in the contract prospectus and SAI are hereby deleted as of May 1, 2006.

Unless you provide us with alternative allocation instructions, all future allocations directed to AIM V.I. Growth Fund and AIM V.I. Premier Equity Fund will be automatically allocated to AIM V.I. Capital Appreciation Fund and AIM V.I. Core Equity Fund, respectively. You may give us alternative allocation instructions at any time by contacting our Customer Service Center at:

ING USFS Customer Service

Central Rollover Unit, TN21

151 Farmington Avenue

Hartford, CT 06156-1258

1-800-262-3862

See also the Transfers section of your contract prospectus for further information about making fund allocation changes.

X.75988-92-06	April, 2006